UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report: February 5, 2004
        Date of earliest event reported: February 4, 2004



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (314) 863-7422

Item 7.     Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index


Item 9.     Regulation FD Disclosure.

     RehabCare Group, Inc. announced on February 4, 2004 that it had signed an agreement to acquire the assets of the Neurologic Rehabilitation and Research Unit of University of California at the Los Angeles Medical Center.

     The press release in its entirety is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 2004

                                       REHABCARE GROUP, INC.



                           By:/s/Vincent L. Germanese
                                -----------------------------------------------
                                 Vincent L. Germanese
                                 Senior Vice President, Chief Financial Officer
                                  and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description


99.1 Press release dated February 4, 2004 announcing the agreement to acquire the Neurologic Rehabilitation and Research Unit of UCLA.

                                                                    Exhibit 99.1



                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese, CFO
                             Betty Cammarata, Director-Investor Relations
                             Press: David Totaro, Senior Vice President,
                                Corporate Marketing & Communications
                             (314) 863-7422
                                    or
                             Financial Dynamics
                             Gordon McCoun
                             Press: Sean Leous
                             (212) 850-5600


For Immediate Release
Wednesday, February 4, 2004

      REHABCARE GROUP, INC. ANNOUNCES AGREEMENT TO ACQUIRE THE NEUROLOGIC
                    REHABILITATION AND RESEARCH UNIT OF UCLA

    - Will Partner with UCLA in Freestanding Hospital and Medical Research -

ST. LOUIS, MO, February 4, 2004--RehabCare Group, Inc. (NYSE:RHB) today announced that it has signed an agreement with the Regents of the University of California to purchase the assets of the Neurologic Rehabilitation and Research Unit ("NRRU") of the University of California at Los Angeles ("UCLA") Medical Center, which placed third in the 2003 U.S. News and World Report ranking of American Hospitals.

     Under the terms of the agreement, RehabCare will contract with UCLA for medical directors and ancillary services, to include radiology, laboratory and respiratory therapy. In addition, the two parties will work together to develop a clinical research network that may involve many other inpatient and outpatient programs managed by RehabCare.

     Closing of the transaction is subject to the execution of a lease for a freestanding acute rehabilitation hospital and obtaining a license from the California Department of Health Services to operate the facility. RehabCare is currently evaluating several potential sites for the facility and expects to sign a lease during the second quarter 2004 and commence operations as soon as the renovations can be completed to the property. It is anticipated that the

                                     -MORE-

REHABCARE GROUP, INC.  ANNOUNCES  AGREEMENT TO ACQUIRE  REHABILITATION
AND RESEARCH UNIT OF UCLA                                 Page 2

56-bed hospital will be named the Rehabilitation Institute of Los Angeles, in cooperation with UCLA.

     The transaction is consistent with RehabCare's stated strategy of using its financial capital for acquisitions and strategic combinations.

     Tom Davis, President of RehabCare's Hospital Rehabilitation Services (HRS) division, commented, "We are delighted to be partnering with UCLA, one of the nation's preeminent medical teaching institutions, in a venture that will enable its physicians to increase the number of rehab patients treated within its own continuum of care by more than five times. This natural partnership, a product of the efforts of Sharon Noe, Senior Vice President of HRS, will combine UCLA's medical expertise and research capabilities with our broad experience in acute rehab and our financial resources. The relationship is further enhanced by our joint commitment to neurological research, which will draw on the resources across our entire network of programs to improve care and patient outcomes."

     John Stone, Interim Director of UCLA, added, "As UCLA Medical Center transitions to a new replacement hospital in 2005, we will have fewer acute beds than the current facility. In order to accommodate the acute rehabilitation needs of our patients, we looked for a partner to develop an acute rehabilitation facility near the UCLA hospitals to serve our patients. RehabCare Group was selected because it met all of our criteria -- a company with 20 years of experience and strong financial performance. Most importantly, RehabCare has experience working with other academic medical centers and understands the unique issues we face. The Company manages rehabilitation programs in the southern California area and understands the managed care focus in this market. Working with RehabCare, we can expand neuroscience research while providing continuity of care to a greater number of our discharged patients."

     Bruce H. Dobkin, MD, Professor of Neurology at the UCLA School of Medicine and director of UCLA's Neurologic Rehabilitation and Research Program, added,

                                     -MORE-

REHABCARE GROUP, INC.  ANNOUNCES  AGREEMENT TO ACQUIRE  REHABILITATION
AND RESEARCH UNIT OF UCLA                                   Page 3

"In conjunction with the Neurologic Rehabilitation and Research Program in the Department of Neurology at UCLA, we look forward to expanding our inpatient rehabilitation services -- and to developing clinical research within the RehabCare network. It's a wonderful opportunity to develop evidence-based rehabilitation strategies for our patients."

     John H. Short, Ph.D, Interim CEO of RehabCare, concluded, "We are pleased to have been selected by UCLA after a comprehensive search process. This is a relationship model that has the potential to be replicated at other leading academic institutions and teaching hospitals across the country. We continue to hold discussions with prospective partners where we can leverage their medical skills with our access to investment capital and rehabilitation expertise across the continuum of care."

     RehabCare Group, Inc., headquartered in St. Louis, MO, is a leading provider of rehabilitation program management services in over 700 hospitals, nursing homes and other long-term care facilities throughout the United States. It provides services in acute care, skilled nursing, outpatient and home health settings to fit the clinical needs of patients in a cost-effective manner. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to; the ability of RehabCare to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental

                                     -MORE-

REHABCARE GROUP, INC.  ANNOUNCES  AGREEMENT TO ACQUIRE  REHABILITATION
AND RESEARCH UNIT OF UCLA                                   Page 4


reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future operating performance of InteliStaf Holding, Inc. and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

      NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.





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